SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

PETRO RIVER OIL CORP.

(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1980 Post Oak Blvd., Suite 2020 Houston, TX 77056
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported in the Current Report on Form 8-K filed on July 9, 2014 by Petro River Oil Corp. (the “Company”), the Company and Sichuan Renzhi Oilfield Technology Services Co. Ltd., a corporation incorporated under the laws of the People’s Republic of China and traded on the Shenzhen Stock Exchange (“Renzhi” 002629:CH) entered into a memorandum of understanding (“MOU”) for the sale of one of the Company’s wholly owned subsidiaries to Renzhi and the joint development by the Company and Renzhi of oil and gas technology and properties (collectively, the “Transactions”). As of June 30, 2015, the Company has ceased all discussions and negotiations with Renzhi, including discussions regarding the completion of the Transactions contemplated by the MOU.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: July 1, 2015	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer